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NOTARÍA DE
D.MIGUEL RUIZ.GALLARDÓN GARCÍA-RASILLA
NÚÑEZ DE BALBOA, 54 1º IZDA.
Teléf. 91 4350083 -Fax 91 5759949
28001 MADRID

«ESCRITURA DE ELEVACIÓN A PÚBLICO DE DOCUMENTO PRIVADO DE CESIÓN DE DERECHOS DE CRÉDITOS»

NÚMERO TRES MIL CIENTO SETENTA Y NUEVE. -------

EN MADRID, a cuatro de Julio de dos mil doce. -

Ante mí, **MIGUEL RUIZ-GALLARDÓN GARCÍA DE LA RASILLA,** Notario del Ilustre Colegio de esta Capital y con residencia en la misma. -------------

============ C O M P A R E C E N =============

Los cónyuges, **DON EMILIO NOVELA BERLÍN** y **DOÑA MARIA JOSÉ DEL REY TAPIA**, mayores de edad, ambos empresarios, ambos vecinos de Madrid, domiciliados en calle Núñez de Balboa, 73; provistos de Documento Nacionalidad de Identidad y Número de Identificación Fiscal, según me acreditan, 00.644.532-A y 02.490.088-Q, respectivamente. -----

=========== I N T E R V I E N E N ===========

En su propio nombre y derecho. ----------------

Identifico a los comparecientes por sus respectivos documentos reseñados en la

comparecencia. Tiene, a mi juicio, la capacidad legal necesaria para otorgar la presente ESCRITURA DE ELEVACIÓN A PÚBLICO, y al efecto: --------------

============== **E X P O N E N** ===============

I. Que, con fecha de hoy y en unidad de acto con el otorgamiento de la presente escritura, los comparecientes, como parte **"Cedente"**, han formalizado en documento privado un documento de **CESIÓN DE DERECHOS DE CRÉDITOS**, en folios de papel común, anexos incluidos, que me entregan, a mi, el Notario, para su protocolización. ----------

II. Y que, conviniendo los comparecientes elevar a público el Contrato, lo llevan a efecto con sujeción a las siguientes: --------------------

================= **CLÁUSULAS:** ==================

PRIMERA. Queda **elevado a público el Contrato** a que se refiere el Expositivo I de esta escritura, únicamente respecto de los derechos y obligaciones adquiridos por DON EMILIO NOVELA BERLÍN y DOÑA MARIA JOSÉ DEL REY TAPIA, según intervienen en tanto que parte Cedente, que los señores comparecientes me entregan en este acto, y que yo, el Notario, **dejo unido a esta matriz**, con lo que

queda formando parte integrante de la misma. ------

SEGUNDA. Los señores comparecientes, **declaran solemnemente que ratifican** íntegramente el contenido del Contrato, que ha quedado unido a esta matriz, elevando a público su contenido a todos los efectos legales oportunos en los términos expuestos, y que las firmas que constan en el mismo son las de los señores comparecientes según intervienen. --

Yo, el Notario, hago constar que la eficacia de la presente escritura y por tanto del contrato que por la presente se formaliza, queda supeditada a la ratificación del mismo por la mercantil PAN AMERICAN GOLDFIELDS LTD, en tanto que parte Cesionaria, insistiendo las partes en el presente otorgamiento. --

TERCERA. Todos los gastos que origine el presente otorgamiento serán satisfechos **por el cedente.** --

Así lo dicen y otorgan los comparecientes,

según intervienen, a quienes después de haber identificado por sus documentos reseñados en la comparecencia hago de palabra, las reservas y advertencias legales y fiscales. -----------------

Yo, el Notario hago constar que las circunstancias de los señores comparecientes relativas a su estado civil y domicilio resultan de las manifestaciones realizadas por ellos mismos al efecto. --

En cumplimiento de lo establecido en la Disposición adicional tercera de la Ley 8/1989 de 13 de abril de Tasas y Precios Públicos, la liquidación del arancel correspondiente al presente instrumento público quedará incorporada mediante la unión a esta matriz de la procedente minuta donde constan los números de arancel y honorarios conforme al Real Decreto 1426/1989 y disposiciones complementarias, sin devengo del número 7 de dicho Real Decreto por tal incorporación. La citada minuta de honorarios se acompañará a cuantas copias de la presente se expidan. ---------------------

Protección de datos de carácter personal: De acuerdo con la L.O. 15/1999 los comparecientes

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aceptan la incorporación de sus datos (y la fotocopia del documento de identidad, en los casos previstos en la Ley) al protocolo notarial y a los ficheros de la Notaría. Se conservarán con carácter confidencial, sin perjuicio de las comunicaciones a las Administraciones Públicas que estipula la Ley, y en su caso al Notario que suceda al actual en la plaza. La finalidad del tratamiento es formalizar la presente escritura, realizar su facturación y seguimiento posterior y las funciones propias de la actividad notarial. Pueden ejercitar sus derechos de acceso, rectificación, cancelación y oposición en la Notaría autorizante. En caso de que se incluyan datos de personas distintas de los intervinientes, estos deberán haberles informado, con carácter previo, del contenido de este párrafo.

Leo íntegramente esta escritura a los comparecientes, por su elección y enterados de su contenido se ratifican y firman conmigo, el Notario, que doy fe de todo cuanto queda consignado

en el presente instrumento público, de la identidad de los otorgantes, de haber comprobado el documento de identidad reflejado en la comparecencia, de su capacidad y legitimación, de que su consentimiento ha sido libremente prestado y de que el presente otorgamiento se adecua a la legalidad y a la voluntad de los intervinientes, debidamente informada, por mí el Notario, así como de que el presente instrumento público va extendido en tres folios de papel timbrado del Estado, números el del presente, y los dos anteriores en orden inverso, DOY FE. --

Están las firmas de los señores comparecientes. Signado: M. R. Gallardón; rubricados y sellado. ---

DOCUMENTOS UNIDOS: --------------------------

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CESIÓN DERECHOS DE CRÉDITOS

Entre **Emilio NOVELA BERLIN,** español, titular del documento español número 644532A, pasaporte español número BA 000628, CDI 20-60375689-5, quien manifiesta ser de estado civil casado en primeras. nupcias con María José del Rey Tapia, empresario, con domicilio en Núñez de Balboa 73, Madrid, España, de ahora en adelante en adelante denominado **EL CEDENTE** y por otra parte **PAN AMERICAN GOLDFIELDS LTD** representado en este acto por Miguel Francisco Di Nanno, en su carácter de Presidente, constituyendo domicilio a los efectos de este acto en Tte Gral Peron 555 2do. Piso. CP 1038, Buenos Aries, Argentina en adelante **EL CESIONARIO,** convienen en celebrar el presente contrato de **CESIÓN DE CRÉDITOS**:

PRIMERO: EL CEDENTE en carácter de **ACREEDOR** es titular de los derechos de cobro que surgen de un **PODER IRREVOCABLE Y ACUERDO DE COMPRAVENTA DE INMUEBLES** suscripto en carácter de **VENDEDOR** con RECURSOS ARGENTINOS S.A. que se adjunta al presente como ANEXO A. Los derechos del cedente surgen del instrumento público de fecha 4 de julio de 2012. Las partes dejan constancia que en caso de devenir necesario se realiza el presente mediante escritura pública cumplimentando los requisitos legales, quedando la presente como el compromiso de una obligación de hacer y de perfeccionar entre las partes la presente voluntad.--

SEGUNDO: Por la presente, **EL CEDENTE CEDE Y TRANSFIERE** y/o se compromete a ceder mediante instrumento público a **EL CESIONARIO** la totalidad de los derechos de cobro y contractuales que posee sobre el cobro de la suma de DOLARES ESTADOUNIDENSES UN MILLÓN CINCUENTA MIL (u$s 1.050.000), que detenta LA CEDENTE al día de la fecha.------------

TERCERO: El presente acto se realiza en forma ONEROSA. En tal sentido las Partes declarar que **PANAMERICAN GOLDFIELDS LTD,** le hará entrega de una cantidad de **ACCIONES** a favor de **EL CEDENTE** conforme los documentos que oportunamente suscriban las partes y que reflejen dentro de ellos el valor de DOLARES ESTADOUNIDENSES UN MILLON CINCUENTA MIL (u$s 1.050.000).- --

CUARTO: **EL CEDENTE** por la presente cesión coloca a **LA CESIONARIA** en igual grado de privilegio y transfiere los derechos que posee sobre el crédito objeto del contrato cedido a favor de **EL CESIONARIO**, quien acepta de conformidad por tratarse de lo expresamente convenido.--

QUINTO: **EL CEDENTE** entrega en este acto a EL CESIONARIO original de la documentación que acredita el crédito contra el deudor de la presente cesión, por todo lo cuál EL CESIONARIO otorga RECIBO en conformidad y formal constancia a favor de EL CEDENTE.---

AY4135475

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SEXTO: ASENTIMIENTO CONYUGAL. Se deja constancia que **María José del REY TAPIA,** española, titular del documento español número **02.490.088-Q**, pasaporte español número **AAAA568121** quien manifiesta ser de estado civil casada en primeras nupcias con Emilio NOVELA BERLIN, empresario, con domicilio en Nuñez de Balboa 73, Madrid, España, concurre a otorgar el asentimiento conyugal exigido por el artículo 1277 del Código Civil de la República Argentina.------------------------------------

SÉPTIMO: Para todos los efectos del presente acuerdo, las partes acuerdan someterse al Tribunal de Arbitraje de la Bolsa de Comercio de Buenos Aires, renunciando a cualquier otra jurisdicción que pudiera corresponder.------------------------------------

OCTAVO: Presente en este acto, Recursos Argentinos S.A. toma conocimiento de la Cesión de Crédito y acepta expresamente la misma, sirviendo la presente de formal notificación a los efectos del Art. 1460 y cctes. del Código Civil--

Emilio NOVELA BERLIN	**María José del REY TAPIA**

ANEXO I

PODER ESPECIAL IRREVOCABLE OTORGADO POR EMILIO NOVELA BERLÍN Y OTRA FAVOR DE RECURSOS ARGENTINOS S.A. Y OTRO.

COMPARECE: Emilio NOVELA BERLÍN, español, titular del documento español número 644532-A, pasaporte español número BA 000628, CDI 20-60375689-5, quien manifiesta ser de estado civil casado en primeras nupcias con María José del Rey Tapia, empresario, con domicilio en Nuñez de Balboa 73, Madrid, España, compareciente mayor de edad, hábil y de mi conocimiento por haberlos individualizado, doy fe, **INTERVIENE POR SI Y DICE: I)** Que confiere **PODER ESPECIAL IRREVOCABLE con efectos POST MORTEM por el plazo de VEINTE AÑOS** en los términos de los artículos 1.977, 1.980, 1.982 y concordantes del Código Civil Argentino, a favor de **RECURSOS ARGENTINOS S.A**, y/o **Miguel Francisco DI NANNO**, argentino, Documento Nacional de Identidad Numero 11.276.561, CUIT 20-11276561-2, para que actuando en forma conjunta, separada, simultanea o indistintamente, en su nombre y representación **VENDAN, CEDAN Y/O TRANSFIERAN** por el precio y condiciones que estime convenir, a **RECURSOS ARGENTINOS S.A**, y/o a sus cesionarios, o a quien o quienes corresponda, indistintamente, los siguientes inmuebles en forma conjunta o individual y separados a favor de la persona o personas, sociedad y/o corporación que resulte adquirente, las **UNIDADES FUNCIONALES CINCO, SIETE Y DIEZ** y las **UNIDADES COMPLEMENTARIAS OCHO, UNO Y CINCO**, integrantes del edificio denominado **"SUITES DEL POLO DEL ARELAUQUEN GOLF & COUNTRY CLUB"**, integrante a su vez del conjunto denominado **"Arelauquen Golf & Country Club"**, sometido al Régimen de Consorcio Parcelario regulado por la ley 3086 de la Provincia de Río Negro, de la República Argentina. Según plano Mensura Particular de división para someter Régimen de Propiedad Horizontal (Ley 13512) según 3127 el

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edificio en construcción y a construir en la parcela 20A de la Fracción G37, el que fuera registrado por la Dirección General de Catastro e Información Territorial de Río Negro, con fecha 7 de agosto 2009, característica PH 110/09, las unidades tienen las siguientes superficies: **U.F. 005:** Polígono 00-13: cubierta y total: 101,48 metros cuadrados. Total para el polígono y la unidad funcional: 101,48 metros cuadrados; **U.C. 008 (corresponde a UF 05):** Polígono 00-12: cubierta: 15,60 metros cuadrados. Total para el polígono y unidad funcional: 15,60 metros cuadrados; **U.F. 007:** Polígono 01-04: cubierta: 100,92 metros cuadrados; Total para el polígono y la unidad funcional: 100,92 metros cuadrados; **U.C. 001 (corresponde a UF 7):** Polígono 00-03: cubierta: 12,75 metros cuadrados; Total polígono y unidad funcional: 12,75 metros cuadrados; **U.F. 010:** Polígono 02-04: cubierta: 102,99 metros cuadrados; balcón 5,87 metros cuadrados; Total para el polígono y la unidad funcional: 108,86 metros cuadrados; **U.C. 005 (corresponde a U.F. 10):** Polígono 00-08: cubierta: 18,00 metros cuadrados; Total para el polígono y unidad funcional: 18,00 metros cuadrados; Las unidades fueron registradas con carácter de CONSTRUIDAS por Resolución 42/10 de la Dirección General de Catastro e Información Territorial el 3 de septiembre de 2010. **COEFICIENTES DE DOMINIO: U.F. 005:** 0,02461619; **U.F. 007:** 0,02448035; **U.F. 010:** 0,02640637; **U.C. 001:** 0,00309279; **U.C. 005:** 0,00436629; **U.C. 008:** 0,00378412; NOMENCLATURA CATASTRAL: Departamento Catastral 19, Circunscripción 2, Sección G, Fracción G37, Parcela 20 B UF 05/07/010 y UC 08/01/05. La parcela sobre la cual se asienta el edificio se designa como **PARCELA VEINTE B** de la **FRACCION G37,** cuyas medidas y linderos surgen de su respectivo título cuya superficie total es de DIECIOCHO MIL SETECIENTOS SESENTA Y UN METROS DIECINUEVE DECÍMETROS CUADRADOS.- A tal efecto lo faculta a su mandatario para: pueda realizar los siguientes actos jurídicos: **a)** darlo en locación por el tiempo, condiciones, monto y demás resguardos que sean necesarios; **b)** transmitir el dominio a favor de **RECURSOS ARGENTINOS**

S.A. o de los que resulten cesionarios, o las personas físicas o jurídicas que resulten compradoras, por el precio, condiciones y demás que pacte, al contado o a plazos, asegurando o no con hipoteca el saldo del precio aplazado y suscribir en su oportunidad las amortizaciones, los servicios de intereses o cancelaciones por escritura pública que fueren menester.- Al efecto la faculta, para que firme los documentos privados, recibos, cartas de pago y escrituras públicas que fueren necesarias; recibir el precio de venta, otorgue recibos; perciba los importes de dinero resultantes de las operaciones que realice; otorgue la posesión material del inmueble; lo desista, quite y aparte de los derechos de propiedad, posesión y dominio; lo obligue por la evicción y saneamiento, con arreglo a derecho; abone los impuestos, contribuciones, tasas u honorarios emergentes de dichas operaciones; exija los recibos del caso; y finalmente para que practique cuantos más actos, gestiones y diligencias sean necesarios y conducentes para el mejor desempeño del presente mandato, a cuya validez se obliga el otorgante, con arreglo a derecho. **c)** Firmar planos de mensura, fraccionamiento y/o unificación, dar la posesión, obligando los mandantes por evicción y saneamiento con arreglo a derecho. **d)** Se lo autoriza al mandatario a vender los inmuebles, por separado y/o unificados. Además podrá realizar todos los trámites pertinentes ante AFIP, con motivo de las facultades del presente, pudiendo firmas formularios 206, muy especialmente requerir el Código de Oferta de Transferencia de Inmuebles (C.O.T.I.) solicitar determinación de impuesto a las ganancias, solicitar presupuestos, abonar el impuesto a la transferencia de inmuebles, etcétera.- Otorgar y firmar las escrituras e instrumentos públicos o privados que fueren necesarios para dar cumplimiento a este mandato, con todos los recaudos, requisitos y formas propias de la naturaleza de cada acto o contrato y las modalidades o condiciones especiales que el mandatario pactare conforme a derecho. Muy especialmente lo faculta para que presentándose en nombre del compareciente otorgantes y cónyuge proceda a requerir C.U.I.T. y/o C.D.I. y/o clave fiscal que

corresponda ante la AFIP o ANSES, cumplimentando con las exigencias legales, suscribiendo instrumentos y realizando cuanto acto administrativo fuere requerido a dicho fin. Y para practique cuantos más actos, gestiones, trámites y diligencias que sean necesarias y exigibles para el mejor desempeño del presente mandato, que al fin específico enunciado, se le otorga con amplias facultades, ya que las consignadas son simplemente enunciativas y no limitativas y que la omisión de alguna de ellas no significa en modo alguno prohibición de su ejercicio.- A tal efecto lo faculta para suscribir la respectiva escritura pública traslativa de dominio, otorgar recibo y carta de pago, obligarse por evicción y vicios redhibitorios conforme a derecho, y realizar los demás actos y diligencias que sean necesarios para alcanzar el objeto de este mandato. II) IRREVOCABILIDAD: **EN TAL VIRTUD** otorga al presente el **CARÁCTER DE IRREVOCABLE** en tanto declara expresamente que la transferencia de los inmuebles descriptos en el presente ha sido culminada en su totalidad al día de la fecha en consideración del plazo que otorga al VENDEDOR para pagar el mismo conforme seguidamente se indica. . **En contraprestación por los Inmuebles, el VENDEDOR recibirá la suma de DÓLARES ESTADOUNIDENSES UN MILLÓN CINCUENTA MIL (US$1.050.000) pagaderos de la siguiente forma: Cincuenta cuotas mensuales de Dólares Estadounidenses veintiún mil (US$21.000) a ser abonados por la COMPRADORA a partir del 1ro. de Agosto de 2014** y las restantes el mismo día de los meses subsiguientes. Sin perjuicio del Crédito emergente, RECURSOS ARGENTINOS S.A. y sus cesionarios podrán hacer uso de los derechos otorgados por el presente de manera incondicional y el poderdante renuncia expresamente a cualquier derecho sobre los inmuebles con motivo del plazo de pago acordado en el mismo- Finalmente, el poderdante agrega al poder conferido con la modalidad de la **IRREVOCABILIDAD**, asignándole efectos aun para después de su fallecimiento, **POR EL PLAZO DE VEINTE AÑOS** entendiendo que se encuentran reunidos los requisitos de

los artículos 1.977, 1.980, 1.982 y concordantes del Código Civil Argentino, lugar de ubicación de los inmuebles. Luego del vencimiento continuara como Poder simple hasta el total cumplimiento del negocio para el cual ha sido dado.- III) **ASENTIMIENTO CONYUGAL:** Presente desde el inicio **María José del REY TAPIA**, española, titular del documento español número 02.490.088-Q pasaporte español número BA AAAA568121, quien manifiesta ser de estado civil casada en primeras nupcias con Emilio NOVELA BERLÍN, empresario, con domicilio en Núñez de Balboa 73, Madrid, España, compareciente mayor de edad, hábil y de mi conocimiento por haberlos individualizado, doy fe, quien interviene por si y concurre a prestar el asentimiento conyugal, para la venta y/o unificación del los inmuebles relacionados, en los términos del artículo 1277 del Código Civil Argentino.- **LEÍDA Y RATIFICADA** la presente escritura, los comparecientes firman de conformidad, ante mí.

TIMBRE DEL ESTADO

0,15 €

AY4135472

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NOTARÍA DE D. MIGUEL RUIZ-GALLARDÓN GARCÍA RASILLA · MADRID · NIHIL PRIUS FIDE

ES COPIA de su matriz, que expido sin efectos ejecutivos para los comparecientes, en ocho folios de la serie AY, números: el presente y los siete posteriores en orden correlativo. En Madrid, el siguiente día de su otorgamiento. DOY FE.

CONSEJO GENERAL DEL NOTARIADO ESPAÑOL · NOTARIADO EUROPA · NIHIL PRIUS FIDE · 0174418091

Apostille (o legalización única)
(Convention de La Haye du 5 octobre 1961)
(Real Decreto 2433/1978, de 2 de octubre)

1. País: *España*

El presente documento público

2. Ha sido firmado por D. Miguel Ruiz-Gallardón García de la Rasilla

3. Actuando en calidad de *NOTARIO*

4. Se halla sellado/timbrado con *el de su Notaría*

CERTIFICADO

5. En Madrid 6. El 05 JUL. 2012

7. Por el Decano del Colegio Notarial de Madrid

8. Con el número 60036

9. Sello/timbre: 10. Firma:

15

CONSEJO GENERAL DEL NOTARIADO ESPAÑOL · NOTARIADO EUROPA · NIHIL PRIUS FIDE · 0178315298

Don Carlos Solís Villa
Firma delegada del Decano